EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard W. Robin, Chief Executive Officer of Sirna Therapeutics, Inc. (the “Company”), and I, Patti Ketchner, Vice President and Corporate Controller of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.	The Annual Report on Form 10-K for the period ended December 31, 2003 (the “Report”), fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 18th day of March, 2004.

/s/ Howard W. Robin
Howard W. Robin President and Chief Executive Officer (Principal Executive Officer)

/s/ Patti Ketchner
Patti Ketchner Vice President and Corporate Controller (Acting Principal Financial and Accounting Officer)